Exhibit 10.1

March 3, 2015

The Administrative Agent and the Banks under the Credit Agreement

Re:     Fourth Amended and Restated Credit Agreement dated as of December 31, 2013 among Laredo Petroleum, Inc., as Borrower, Wells Fargo Bank, N.A., as Administrative Agent, and the Banks and other Persons a party thereto (as amended to date, the “Agreement”; capitalized terms used and not defined in this letter have the meanings given to such terms in the Agreement).

Ladies and Gentlemen:

As set forth in more detail in the press release dated as of March 2, 2015 and attached hereto as Exhibit A, the Borrower, subject to customary closing conditions, has sold 60,000,000 shares (69,000,000 shares if the Borrower’s underwriter exercises in full its option to acquire additional shares) of its common stock for $11.05 per share resulting in approximately $663,000,000 of gross proceeds (approximately $762,450,000 if such underwriter exercises such option in full; in each case before underwriter’s fees and estimated expenses; the actual amount of net proceeds, after deduction of underwriter’s fees and actual expenses, the “Net Proceeds”).

The Borrower intends to apply Net Proceeds in an aggregate amount up to $350,000,000, including Net Proceeds applied to the repayment in full of the outstanding principal balance of Loans and (subject to the terms and conditions of the Agreement) reborrowed as Borrowings under the Agreement, to call, make and offer to make an optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem a portion of its outstanding 9 ½% Senior Notes due 2019 (the “Senior Note Redemption”). The Senior Note Redemption may take place in conjunction with the issuance of Permitted Senior Debt in accordance with Section 9.1, Section 9.13 and the other terms and conditions of the Agreement to effect a Redemption and refinancing of some or all of any other of the Borrower’s 9 ½% Senior Notes due 2019.

The Senior Note Redemption would otherwise not be permitted by Section 9.13 of the Agreement and the Borrower hereby requests a limited waiver of Section 9.13 of the Agreement (the “Waiver”) to permit the Senior Note Redemption, subject to the terms and conditions of this letter (collectively, this “Waiver Letter”).

In connection herewith, each Credit Party hereby affirms (a) that as of the date hereof, all of the representations and warranties contained in each Loan Paper to which such Credit Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date), (b) no Defaults exist under the Loan Papers or will, after giving effect to the Waiver, this Waiver Letter and the Senior Note Redemption, exist under the Loan Papers and (c) no Material Adverse Change has occurred.

Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Waiver Letter, (b) ratifies and affirms its obligations under the Facility Guaranty and the other Loan Papers to which it is a party, (c) acknowledges, renews and extends its continued liability under the Facility Guaranty and the other Loan Papers to which it is a party (in each case, as amended hereby), (d) agrees that its guarantee under the Facility Guaranty and the other Loan Papers (in each case, as amended hereby) to which it is a party remains in full force and effect with respect to the Obligations, as amended hereby, (e) represents and warrants that (i) the execution, delivery and performance of this Waiver Letter has been duly authorized by all necessary corporate or company action of the Credit Parties, (ii) this Waiver Letter constitutes a valid and binding agreement of the Credit Parties, and (iii) this Waiver Letter is enforceable against each Credit Party in accordance with its terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors’ rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general applicability, and (f) acknowledges and confirms that the Waiver contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations after giving effect to this Waiver Letter.

The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Waiver Letter, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

This Waiver Letter (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.  This Waiver Letter shall constitute a “Loan Paper” for all purposes under the other Loan Papers.  Section 14.13 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis.

The undersigned Banks hereby agree to and grant the Waiver solely as it relates to the Senior Note Redemption so long as (a) the Senior Note Redemption occurs on or prior to May 1, 2015, (b) the maximum aggregate amount of Net Proceeds, including Net Proceeds applied to the repayment in full of the outstanding principal balance of Loans and reborrowed as Borrowings under the Agreement, used to Redeem a portion of the 9 ½% Senior Notes due 2019 as part of the Senior Note Redemption shall not exceed $350,000,000 and (c) the Borrower shall have at any time during the period from the date hereof through the closing date of the Senior Note Redemption (and without permanent reduction to zero of the Aggregate Maximum Credit Amount and the Commitments or requirement that there be no Loans outstanding for a particular period of time thereafter) repaid 100% of the principal amount of all Loans outstanding under the Agreement.  Nothing contained in this Waiver Letter shall be deemed a consent to, or waiver of, any action or inaction of the Borrower or any other Credit Party which constitutes (or would constitute) a violation of any provision of the Agreement or any other Loan Paper, or which results (or would result) in a Default or Event of Default under the Agreement or any other Loan Paper, nor shall this Waiver Letter constitute a course of conduct or dealing among the parties.  The Administrative Agent and the Banks shall have no obligation to grant any future waivers, consents or amendments with respect to the Agreement or any other Loan Paper.

The Waiver and this Waiver Letter shall become effective upon receipt of executed counterparts of this Waiver Letter from the Credit Parties and the Required Banks.  The Administrative Agent shall notify the Borrower and the Banks of the effectiveness of this Waiver

2

Letter, and such notice shall be conclusive and binding.  This Waiver Letter may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Waiver Letter by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed counterpart thereof.

Please evidence your agreement to each of the provisions of this Waiver Letter by executing a counterpart hereof where indicated and returning a fully executed counterpart to Damien Reynolds, counsel for Administrative Agent, via facsimile number (214) 999-7928 (or via e-mail to dreynolds@velaw.com), with twenty-two (22) originals delivered to Damien Reynolds c/o Vinson & Elkins L.L.P., 2001 Ross Avenue, Suite 3700, Dallas, Texas 75201.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Waiver Letter to be duly executed effective as of the date first written above.

BORROWER:	LAREDO PETROLEUM, INC.

	By:	/s/ Richard C. Buterbaugh
	Name:	Richard C. Buterbaugh
	Title:	Executive V.P. & Chief Financial Officer

GUARANTOR:	LAREDO MIDSTREAM SERVICES, LLC

	By:	/s/ Richard C. Buterbaugh
	Name:	Richard C. Buterbaugh
	Title:	Executive V.P. & Chief Financial Officer

GUARANTOR:	GARDEN CITY MINERALS, LLC

	By:	/s/ Richard C. Buterbaugh
	Name:	Richard C. Buterbaugh
	Title:	Executive V.P. & Chief Financial Officer

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Bank

By:	/s/ Jason Hicks
Name:	Jason Hicks
Title:	Managing Director

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Michael J. Clayborne
Name:	Michael J. Clayborne
Title:	Vice President

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamuf
Title:	Authorized Officer

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE, as a Bank

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Managing Director

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A., as a Bank

By:	/s/ Tina M. Snouffer
Name:	Tina M. Snouffer
Title:	Managing Director

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC., as a Bank

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Bank

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Director

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK, as a Bank

By:	/s/ Ann Van Wagener
Name:	Ann Van Wagener
Title:	Senior Vice President

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA dba BANK OF OKLAHOMA, as a Bank

By:	/s/ Pam P. Schloeder
Name:	Pam P. Schloeder
Title:	Senior Vice President

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Bank

By:	/s/ Kelly Graham
Name:	Kelly Graham
Title:	Vice President

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Bank

By:	/s/ Mark Fuqua
Name:	Mark Fuqua
Title:	Executive Vice President

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Bank

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Bank

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice President

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A., as a Bank

By:	/s/ M. Jarrod Bourgeois
Name:	M. Jarrod Bourgeois
Title:	Senior Vice President

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Bank

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Samuel Miller
Name:	Samuel Miller
Title:	Authorized Signatory

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ING CAPITAL LLC, as a Bank

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK, as a Bank

By:	/s/ Andrew Johnson
Name:	Andrew Johnson
Title:	Director

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SCOTIABANC INC., as a Bank

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

SIGNATURE PAGE TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT A

Press Release dated as of March 2, 2015

[See Attached.]

EXHIBIT A TO MARCH 2015 WAIVER LETTER TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT